Putnam Investments
One Post Office Square
Boston, MA 02109
July 27, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Registration of a new series of Putnam Funds Trust (Reg Nos. 333-515 and 811-07513)

Ladies and Gentlemen:

We are filing today Post-Effective Amendment No. 127 to the Trust’s Registration Statement on Form N-1A (the “Registration Statement”), which serves as the initial Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933 for Putnam Multi-Market Short Duration Fund (the “Fund”).

The Fund will operate as an open-end, diversified management investment company. The objective of Putnam Multi-Market Short Duration Fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

Pursuant to Investment Company Act Release No. 13768, we request selective review of this Registration Statement on the grounds that the disclosure contained in Parts A and B of this Registration Statement does not differ materially from relevant disclosure with respect to existing Putnam funds, with the exception of the material in the prospectus under the headings “Fund summary” and “What are the fund’s main investment strategies and related risks.” The description of the new Fund’s management arrangements, the terms of its continuous offering of shares, the various shareholder privileges, and other information (other than the sections of the prospectus discussed in the previous sentence) included in the Registration Statement are substantially similar in form to those included in the most recent post-effective amendments on Form N-1A filed by the various Putnam funds.

Any comments or questions on this filing may be directed to the undersigned at 1-800-225-2465, Ext. 14824.

Very truly yours,

Anne Marie Duffy
Senior Counsel

cc:	Jonathan Van Duren Esq.
Ropes & Gray LLP